Sprague Resources LP David Glendon President and Chief Executive Officer Gary Rinaldi Senior Vice President, Chief Operating Officer, and Chief Financial Officer NAPTP Conference May 2014 Exhibit 99.1

Safe Harbor
Forward-Looking Statements /Non-GAAP Measures
Some of the statements in this presentation may contain forward-looking statements within the meaning of the safe harbor provisions of the
U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “may,” “assume,”
“forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “will,” “project,” “budget,” “potential,” or
“continue,” and similar references to future periods.  Descriptions of our objectives, goals, plans, anticipated capital expenditures, cost savings, strategy for customer retention and strategy for risk management are also forward looking statements.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, a significant decrease in in a demand for refined products, natural gas or our materials handling services in the areas we serve; derivatives legislation could impact our ability to use derivatives to reduce the effect of commodity price risk, interest rate risk, and adversely affect our hedging activities; warmer weather during winter months and non-performance by our customers, suppliers and counterparties.
Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. For additional information about risks and uncertainties that could cause actual results to differ materially from the expectations, please refer to Sprague’s current Quarterly
Report on Form 10-Q available in the “Investor Relations” section of our website
www.spragueenergy.com.
In this presentation we refer to certain financial measures not prepared in accordance with generally accepted accounting principles, or
GAAP, including adjusted gross margin and adjusted EBITDA.  For a description of how we define these non-GAAP financial measures see
“Part I, Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations – How Management Evaluates
Our Results of Operations.” in Sprague’s current Quarterly Report on Form 10-Q available in the “Investor Relations” section of our website
www.spragueenergy.com.

Sprague Overview
Sprague Resources LP (“Sprague”) was
founded in 1870 and remains one of the
largest suppliers of energy and materials
services in the Northeast
•
•
•
–
–
–
Completed a $153 million initial public
offering (42%) in October 2013
Equity market capitalization of $481
million as of 5/15/14
Control 16 refined products terminals,
market natural gas across 40 utilities in
10 states, and handle bulk products
across our docks in 8 locations
2013 refined product distribution was 1.44
billion gallons
2013 natural gas sales were 52 billion cubic
feet
2013 materials handling volumes were 2.1
million short tons and 247 million gallons

Key Considerations
• Experience in unique logistical challenges of the Northeast energy markets (waterborne refined products supply, natural gas pipeline constraints), leveraging our proprietary assets
• Reputation for product and service innovation, outstanding customer service, reliability of supply and safe operations
• Marketing exposure, very limited commodity exposure
Terminaling, Logistics
and  Marketing
Expertise
Significant Fee-Based
Income with Upside
Potential
Positioned to Benefit
from Northeast
Market Dynamics
Strong Growth
Prospects
• Materials Handling is a 100% fee-based storage business generally based on multi-year contracts
• Leading handler of Asphalt and Road Salt in Northeast
• Integral to customer production processes (gypsum, clay, wind components handling)
• Natural Gas contract base margin enhanced by optimization activities
• Refined Products capacity enables storage gains in periods of contango
• Hess exit from refined products and natural gas marketing
• Assumption of refined products contracts
• Terminal sale to Buckeye enabled access to additional marketing locations
• Natural Gas pipeline constraints expected to persist
• Changing product specifications for heating oil in Northeast creates opportunities to leverage storage infrastructure
• Kildair asset controlled by Sponsor represents $18 - $21 million expected EBITDA, majority fee-based
• Recent exclusive lease of Capital terminal (Providence, RI) strengthens position in key market
• Anticipate at least one third-party acquisition in 2014

Adjusted Gross Margin, Year Ended 2013
ADJ GM : Refined Products GM: Materials Handling
Refined Products
60%
Natural Gas
22%
Materials Handling
16%
Product and Customer Diversity
Other
2%

Heating
Oil
Diesel
Other
Distillates
Gasoline
Residual
Asphalt
Salt
Boiler
Fuel
Clay
Gypsum
Caustic
Newsprint
Pulp
Other (14)

Refined Products Value Chain
Exploration / Extraction Refining Transportation
Storage
Transportation
Customers
• Resellers/Distributors
• Municipalities
• Manufacturers
• Industrial
• Education
• Regional Transit
Authorities
Wholesale Marketing
Activities

Sprague Terminal Network
Searsport
Portland
South Portland
Newington [2x]
Everett
Quincy [2x]
New Bedford
Providence [2x]
Oswego
Albany
Stamford
Mt. Vernon
Terminal Summary
Storage Tanks: 156
Tank Capacity
(1)
: 10.2 MMbbl
Dry Storage Summary
18 Pads: 1,226,000 ft
10 Warehouses: 316,000 ft
Distillate Residual
Dry
Bulk
Break
Bulk
BioFuel
Liquid
Bulk
Bridgeport
Gasoline
(1)
Does not include ~1.4 million barrels of storage capacity (41 storage tanks)
currently out of service and not necessary for current operations

2
2
In addition to its 16 owned
and/or controlled terminals,
Sprague also has access to
an extensive network of third-
party terminals across the
Northeast -

Refined Products business stores and markets distillate, gasoline and residual fuel oil to over 1,700 wholesale, commercial, and industrial customers
(‘000s Bbls)
• Proprietary terminals
• Investment in value-added
services
• Price management
programs
• Real-time pricing platform
Refined Products Business
Volume Sprague Positioning
($/Barrel)
Adjusted Gross Margin
(1)
and Adjusted Unit Margin
($000)
(1)  Adjusted Gross Margin is pro forma to exclude Kildair related gross margin prior to IPO
$99,746
$97,031
$76,995
$90,919
2.00
2.50
3.00
3.50
4.00
0
20,000
40,000
60,000
80,000
100,000
2010 2011 2012 2013
29,797
29,684
27,277
29,384
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
2010 2011 2012 2013
Residual Fuel Gasoline Distillate

Natural Gas Value Chain
• Power Generators
• Manufacturers
• Retailers
• Education
• Government
• Commercial Real Estate
• Health Care
Exploration / Extraction Processing
Transportation
Storage
Local Distribution (Utility)
Customers
• Schedules delivery on
20+ Inter-/Intrastate
pipeline relationships
• Delivers gas to utilities
• Bills customers for supply
• Provides value-added
products and services
Activities

• Provide alternative to utility
service with additional
pricing flexibility/options
• Focus on smaller
commercial and industrial
customers
• Leverage scalable logistics
expertise to manage
variable demand
($ millions)
($/MMBtu)
(MMBtu/day) (MMBtu)
Natural Gas Business
Volume Sprague Positioning
Adjusted Gross Margin and Adjusted Unit Margin
Transport and market natural gas to more than 5,000 commercial and industrial locations in 10 states

129.4
135.0
115.2
107.7
100
110
120
130
140
150
0
10,000
20,000
30,000
40,000
50,000
60,000
2010 2011 2012 2013
Total Volume Average Daily Customer Consumption
$6.2
$22.7
$26.8
$40.4
0.00
0.20
0.40
0.60
0.80
1.00
$0.0
$10.0
$20.0
$30.0
$40.0
$50.0
2010 2011 2012 2013
Adjusted Gross Margin Unit Gross Margin

Materials Handling Value Chain
Offload
• E.g., Offloading
wood pulp from a
railcar
Offload
• E.g.,
Offloading
windmill shaft
Storage
• E.g., Gypsum,
fly ash in silos
• Inbound rail or
truck
Storage
• E.g., Newsprint
rolls in Portland
Source
• New England,
Canada
Source
• South America,
Europe, Asia, Canada
Customers
• E.g., Paper
mills, Munis,
Manufacturers
Transport
• Inbound
ship
Transport
• Outbound
ship
Load
• E.g., Newsprint
rolls loaded on
to ship
Load
• E.g., Gypsum
loaded by
Sprague
Transport
Activities
INBOUND
OUTBOUND

Materials Handling Business
Fee-based business delivers revenue consistency via ratable, long-term contracts
• Fee-based business mitigates potential volatility in refined products and natural gas businesses
• Advantaged asset locations and dock configurations
• Lower cost operations due to shared petroleum workforce
• Superior logistics support for customer delivery needs
Liquid
Bulk
Break
Bulk
Dry
Bulk
Heavy
Lift
Generators,
windmill
components
Asphalt, caustic
soda, clay slurry
Road salt, fly ash,
gypsum
Paper, pulp,
seaweed
Sprague Positioning
Gross Margin, 2010 – 2013
$27.5
$28.4
$32.3
$28.4
$0
$10
$20
$30
$40
2010 2011 2012 2013
($ millions)

Rail Transfer Pad
Nacelles
Road Salt
Pads
Clay Slurry
Rail connection to CP,
CMQ and Pan Am
Liquid
Finger
Dock
Bulk Dock
Food Grade
Warehouses
Available for Development
Blades
Hopper
Third Party
Tanks
Third Party
Tanks
Third-party storage
Summary Specifications
Tank Shell Capacity
18 Tanks
1,254,400 Bbls
Dry Bulk Storage
101,000 ft   Covered
310,000 ft Bulk Pad
Total Acreage 157 Acres
Unloading
Blades
Terminal Example - Searsport, Maine

2
2
Coal /
Petcoke

Sprague’s Recent Transactions
Recent transactions demonstrate Sprague’s ability to execute growth plan
Attractive Physical
Assets
Competitive Market
Dynamics
Product Expansion
Additional Upside

Bridgeport, CT Terminal Hess Commercial Fuel Business
1.1 million barrels of active storage including
heating oil, gasoline, ULSD and ethanol
Recently renovated 27’ draft dock and well-
maintained facility
Access to previously proprietary Hess
terminals
“Blue chip” customers
Strong fee-based margin contribution
(gasoline)
Conversion of distillates to Sprague
proprietary marketing
Hess represented  leading competitor in
Commercial / Government bid business
Owned gasoline storage facility provides
platform for growth of exchange business
90 million gallons of ratable transportation
fuels across expanded geographic
footprint
Vapor recovery and blending gains
Butane blending optionality
Inventory gains during contango markets
Hess exit from market led to significant
additional “spot” sales in Q1 2014

Financial Overview

Strong Financial Performance and Growth
Adjusted EBITDA, 2012  – Q1 2014
(2)
• Refined Products - Colder than normal 2013/2014 winter led to higher volumes and gross margin; positive uplift from Bridgeport Terminal Acquisition in 2013;
higher residual and commercial margins due to Hess Contract assumption
• Natural Gas – Record gross margin driven by cold weather; continuing transition of our customer base towards smaller commercial and industrial end users with higher margin; execution on supply optimization opportunities; and “locked in”
transportation
• Materials Handling – Strong gross margin driven by dry bulk activity (primarily salt activity due to large number of winter storms) and the ability to leverage shared petroleum assets and workforce
Adjusted Gross Margin 2012 – Q1 2014
(1)
Recent Events
Distributable Cash Flow 2012  – Q1 2014
(3)

$138.3
$154.7
$161.3
$88.6
$0
$30
$60
$90
$120
$150
$180
$210
YE 2012 TTM Ended
6/30/13
YE 2013 Q1 2014
Refined Products Natural Gas Materials Handling Other
($ millions)
$53.2
$59.9
$66.2
$49.6
$0
$20
$40
$60
$80
YE 2012 TTM Ended
6/30/2013
YE 2013 Q1 2014
($ millions)
$29.9
$35.8
$40.1
$44.0
$0
$15
$30
$45
$60
YE 2012 TTM Ended
6/30/2013
YE 2013 Q1 2014
($ millions)
(1)
Adjusted Gross Margin is pro forma to exclude Kildair related gross margin prior to IPO
(2)
Adjusted EBITDA includes Bio-fuel excise tax credits for the periods 2012 $5.0 million, Twelve Months Ended June 2013 ($3.1 million) and 2013 ($5.0 million)
(3)
The presented periods 2012 and Twelve Months Ended June 2013 are pro forma per page 56 in Sprague’s S-1 Prospectus.  2013 is a pro forma calculation as presented in Sprague’s
March 26, 2014 press and earnings release

Distributable Cash Flow - 2012 through Q1 2014
(1) Includes Estimated incremental public company expenses, Loss (gain) on a fixed assets, gain on insurance recoveries, and add back of expenses related to acquisitions.
(2) Adjusted EBITDA includes Bio-fuel excise tax credits for the periods 2012 $5.0 million, Twelve Months Ended June 2013 ($3.1 million) and 2013 ($5.0 million)
The presented periods 2012 and Twelve Months Ended June 2013 are pro forma per page 56 in Sprague’s S-1 Prospectus.  2013 is a pro forma calculation as presented in
Sprague’s March 26, 2014 press release.
Pro forma Pro forma Pro forma
2012 TTM 6/30/2013 2013 Q1 2014
Refined Products $76,995 $86,200 $90,919 $44,921
Natural Gas $26,844 $35,247 $40,373 $35,344
Materials Handling $32,320 $31,035 $28,430 $8,077
Other (Coal) $2,119 $2,228 $1,598 $247
Total Adjusted Gross Margin $138,278 $154,710 $161,320 $88,589
Operating Expenses $43,762 $43,670 $43,084 $13,524
SG&A $46,212 $49,330 $47,646 $25,456
Depreciation & Amortization $9,900 $9,605 $9,602 $2,339
Other Loss / (Income) $160 ($1,276) ($656) $0
Adjusted Operating Income $38,244 $53,381 $61,644 $47,270
Adjusted EBITDA
(2)
$53,165 $59,894 $66,225 $49,608
less : Cash Interest Expense, net   ($17,856) ($18,209) ($18,789) ($4,706)
less : Cash Taxes $651 ($566) ($776) ($914)
less : Maintenance CapEx ($5,897) ($4,835) ($6,073) ($614)
less : Other
(1)
($119) ($449) ($524) $579
Cash Flow Available for Distribution $29,944 $35,835 $40,063 $43,953
Minimum Distribution $29,832 $29,832 $33,238 $8,320
Excess / (Shortfall) $112 $6,003 $6,825 $35,633
Coverage 1.00 x 1.20 x 1.21 x 5.28 x

Summary of Credit Facility
• $750 million Working Capital Facility
• $250 million Acquisition Facility
• Accordions:
• Working Capital facility - $200 million
• Acquisition facility - $200 million
• Maximum size is $1.4 billion (excluding optional contango facility of $125 million)
• Working Capital (W/C) liquidity is supported by monthly Borrowing Base and secured by current assets
• Acquisition line is collateralized by Sprague’s terminal assets
• Both Working Capital facility and Acquisition facility are cross-collateralized
• JPMorgan Chase is Administrative Agent
• Syndicate of 22 Diverse Lenders
Total Facility Size - $1.0 billion (Committed 5 years, expiring October 2018)
Debt, Liquidity and Leverage as of March 31, 2014
Debt Liquidity
Acquisition Facility $107,900 $142,100
Working Capital
Facility (seasonal)
$229,700 $198,244
Leverage
Permanent Leverage Ratio 1.2x
Fixed Charge Coverage Ratio 3.6x

Distribution & Guidance Outlook
– Adjusted EBITDA range of $70-$80 million; does not include the potential impact of any acquisitions or the Kildair “dropdown”
– Maintenance CapEx range of $6.5-$7.0 million
– Targeting a three year distribution CAGR of 6 to 8%
– Quarter ended March 31, 2014, coverage was 5.3x
– Trailing twelve months, coverage was 2.0x on a pro forma basis

Full Year 2014 Guidance
Strong Distribution Coverage

Kildair Overview
Kildair’s Business Model Evolution
• Added a long term take-or-pay crude oil transloading
agreement with large integrated oil company involving
extensive terminal improvements; expected to be
completed by June 1, 2014
• Export cargo “back-to-back” agreement on heavy fuel oil
with major Canadian refiner
• Sub-leasing 125+ railcars from existing fleet
• Kildair acquired adjacent power plant assets in 2011,
including 1.5 million barrels storage, related piping and
pump house, and a deep water marine dock
• Kildair “base” footprint includes 1.7 million barrels heated storage with extensive blending capabilities, railcar
unloading stations, polymer modified asphalt plant, loading
racks, testing laboratory and related infrastructure
Overview of Kildair Operations

Kildair Overview (cont.)
Terminal Upgrade Project
Potential Dropdown and Timing
$30 million expansion project to support crude handling activities for approximately one-
third of total terminal storage capacity - scheduled for completion by June 1, 2014
•
•
•
•
This investment in anchored by a long term crude storage and handling agreement with
Suncor
This facility also has additional excess storage capacity to meet other internal or additional
3 party material handling opportunities
Solid Kildair performance in existing business – expecting 2014 EBITDA between $18 to
$21 million
•
•
• Discussions for potential dropdown of Kildair into the MLP have begun
Terms of transaction still to be negotiated
Dropdown expected to occur at end of 2014 or in the first quarter of 2015 rd

Sprague Resources LP
7% CAGR, 7% Yield
Growth prospects not reflected in unit price
CAGR estimates courtesy of BAML Energy - MLPs under coverage as of 5/15/14
3-Year Distribution CAGR
Global
Buckeye
Magellan
Holly
NuStar
Midstream Refined Products and Propane subgroups highlighted
Kinder Morgan
Sunoco
Tesoro
Martin
Susser
Transmontaigne
NGL
Ferrellgas
Suburban / Amerigas
Diverse and stable annual cash
flows with upside potential
Low leverage
High coverage
Strong growth prospects, organic
and third-party acquisition

Sprague investment highlights -
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0%
Holly